SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 1, 2000


                               NFO WORLDWIDE, INC.
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             (Exact name of registrant as specified in its charter)



   Delaware                          0-21460                     06-1327424
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(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)



2 Pickwick Plaza, Suite 400
Greenwich, Connecticut                                              06830
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (203) 629-8888



                                 Not applicable
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                     This document consists of 8 pages.
           The exhibit index is contained on page 4 of this document.
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Item 5.  Other Events.

         A copy of the Press Release dated March 1, 2000 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial statements of businesses acquired.

                    Not Applicable.

         (b)  Pro forma financial information.

                    Not Applicable.

         (c)  The following is an exhibit to this Report and is filed herewith:

                    Exhibit 99.1 Press Release dated March 1, 2000 of NFO Worlwide, Inc.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     NFO WORLDWIDE, INC.
                                     (Registrant)


                                     By: /s/ Patrick G. Healy
                                         ---------------------------------------
                                         Patrick G. Healy
                                         President - Corporate Product/Systems
                                         Development and Chief Financial Officer


Dated:  March 1, 2000


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                                  EXHIBIT INDEX

                               NFO WORLDWIDE, INC.

                           Current Report on Form 8-K
                               Dated March 1, 2000


Exhibit Number                               Exhibit
--------------                               -------

Exhibit 99.1                     Press Release dated March 1, 2000 of NFO
                                 Worldwide, Inc.


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